UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 15, 2011
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 15, 2011, Gramercy Capital Corp. (the "Company") entered into a letter agreement (the "Second Extension Agreement") to extend the maturity date (the "Second Extension") of its (i) $240.5 million mortgage loan (the "Goldman Mortgage Loan") with Goldman Sachs Mortgage Company ("GSMC"), Citicorp North America, Inc. ("Citicorp") and SL Green Realty Corp. ("SL Green," and collectively with GSMC and Citicorp, the "Mortgage Lenders"), and (ii) $549.7 million senior and junior mezzanine loans (the "Gramercy Realty Mezzanine Loans" and together with the Goldman Mortgage Loan, the "Gramercy Realty Loans") with KBS Debt Holdings, LLC ("KBS"), GSMC, Citicorp and SL Green (collectively, the "Mezzanine Lenders" and, together with the Mortgage Lenders, the "Gramercy Realty Lenders"), from April 15, 2011 to April 29, 2011.  The Second Extension is intended to provide the parties additional time to negotiate an agreement for an orderly transition of all or substantially all of the Gramercy Realty assets to the Gramercy Realty Lenders, a mutual release of claims among the Company and the Gramercy Realty Lenders and, subject to certain termination provisions, the Company’s continued management of the Gramercy Realty assets on behalf of the Gramercy Realty Lenders.

Copies of the Second Extension Agreement and the press release of the Company announcing the execution of the Second Extension Agreement are attached as Exhibits 10.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Certain statements included or incorporated by reference in this Current Report on Form 8-K are forward-looking statements within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements above include, but are not limited to, the status and result of negotiations with lenders.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For more information regarding risks and uncertainties that may affect the Company's future results, review the Company's filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Letter Agreement, dated April 15, 2011, by and among the Company, as guarantor, GKK Stars Junior Mezz I, LLC, as guarantor, the Borrowers, the Mortgage Lenders, the Mezzanine Lenders, KBS GKK Participation Holdings I, LLC and KBS GKK Participation Holdings II, LLC.

99.1	Press Release, dated April 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2011

GRAMERCY CAPITAL CORP.

By:	/s/ Jon W. Clark
Name: Jon W. Clark
Title: Chief Financial Officer